UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 11, 2014

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Forward Sale Agreements

On each of June 11, 2014 and June 13, 2014, Exelon Corporation (the Company) entered into forward sale agreements relating to, in the aggregate, 57,500,000 shares of the Company’s common stock and documented under Confirmations subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) (the Forward Sale Agreements) with each of Barclays Bank PLC, through its agent, Barclays Capital Inc., and Goldman, Sachs & Co. (in such capacity, the Forward Purchasers).

In connection with the Forward Sale Agreements, the Company entered into a Common Stock Underwriting Agreement on June 11, 2014 with Barclays Capital Inc., as a forward seller and as agent for its affiliate, Barclays Bank PLC, Goldman, Sachs & Co., as a forward seller, Barclays Bank PLC, as a forward purchaser, Goldman, Sachs & Co., as a forward purchaser and Barclays Capital, Inc. and Goldman, Sachs & Co. on behalf of themselves and the several underwriters named therein pursuant to which the forward sellers sold to the Underwriters an aggregate of 57,500,000 shares, including 7,500,000 shares sold pursuant to the Underwriters’ option to purchase additional shares of the Company’s common stock. Also in connection with the Forward Sale Agreements, the forward sellers borrowed 57,500,000 shares of the Company’s common stock from third parties.

Under the Forward Sale Agreements, subject to certain adjustments pursuant to the terms of those agreements, if the Company elects full physical settlement of the Forward Sale Agreements, the Company will issue shares of its common stock to the Forward Purchasers and the Company will receive an amount equal to the net proceeds from the sale of the shares of common stock sold in the offering of the Company’s common stock made pursuant the Common Stock Underwriting Agreement at a price of $33.9500 per share, subject to adjustment as provided in the Forward Sale Agreements, from the Forward Purchasers. The Company will only receive such proceeds if the Company elects full physical settlement of the Forward Sale Agreements. The Company may elect cash or net share settlement, in its discretion, to settle the Forward Sale Agreements.

The Company expects each Forward Sale Agreement to settle on or about October 29, 2015, although the Company may, subject to certain conditions, elect to accelerate the settlement of all or a portion of the number of shares of common stock underlying the Forward Sale Agreements and the relevant Forward Purchasers may accelerate the Forward Purchase Agreements upon the occurrence of certain events.

Each Forward Purchaser will have the right to accelerate its Forward Sale Agreement with respect to all or any portion of the transaction under a Forward Sale Agreement that the Forward Purchaser determines is affected by any of the following events and require the Company to settle on a date specified by such Forward Purchaser if (1) such Forward Purchaser is unable to, or would incur a materially increased cost to, establish, maintain or unwind its hedge position with respect to its Forward Sale Agreement, subject to certain exceptions in the case of such a materially increased cost; (2) such Forward Purchaser determines it is unable to, or it is commercially impracticable for it to, continue to borrow a number of our shares of common stock equal to the number of shares of common stock underlying its Forward Sale Agreement or that, with respect to borrowing such number of shares of common stock, it would incur a rate that is greater than the borrow cost specified in such Forward Sale Agreement, subject to certain exceptions in the case of such a rate of borrowing that is greater than such specified borrow cost; (3) such Forward Purchaser determines that it has an excess ownership position with respect to certain ownership restrictions and related filing requirements under federal securities laws, Pennsylvania corporate laws and federal power regulations or other applicable laws and regulations; (4) the Company declares a dividend or distribution on its shares of common stock with a cash value in excess of a specified amount, an ex-dividend date that occurs earlier than a specified date or certain non-cash dividends; (5) there is a public announcement of an event or transaction that, if consummated, would result in a merger event, tender offer, nationalization or change in law (in each case, as determined pursuant to the terms of the Forward Sale Agreement); or (6) certain other events of default, termination events or other specified events occur, including, among other things, any material misrepresentation made by the

Company in connection with entering into such Forward Sale Agreement or a market disruption event during a specified period that lasts for more than eight scheduled trading days (in each case, as determined pursuant to the terms of the Forward Sale Agreement). In addition, upon certain events of bankruptcy, insolvency or reorganization relating to the Company, the Forward Sale Agreements will terminate without further liability of either party. Following any such termination, the Company would not issue any shares of common stock and the Company would not receive any proceeds pursuant to the applicable Forward Sale Agreements.

The description of the Forward Sale Agreements set forth above is qualified in its entirety by reference to the relevant Forward Sale Agreements, a copy of which is filed as Exhibit 10.1 through 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Section 8 – Other Events

Item 8.01. Other Events

Common Stock Underwriting Agreement

On June 11, 2014, the Company entered into a Common Stock Underwriting Agreement (the Common Stock Underwriting Agreement) with Barclays Capital Inc., as a forward seller and as agent for its affiliate, Barclays Bank PLC, Goldman, Sachs & Co., as a forward seller, Barclays Bank PLC as a forward purchaser, Goldman, Sachs & Co., as a forward purchaser and Barclays Capital, Inc. and Goldman, Sachs & Co. on behalf of themselves and the several underwriters named therein (the Common Stock Underwriters), relating to the registered public offering and sale by the forward sellers of 50,000,000 shares of the Company’s common stock, without par value (Common Stock) at a price of $35.00 per share (the Common Stock Offering). On June 13, 2014, the Common Stock Underwriters exercised in full their option to purchase an additional 7,500,000 shares of Common Stock pursuant to the Common Stock Underwriting Agreement.

The description of the Common Stock Underwriting Agreement set forth above is qualified in its entirety by reference to the Common Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Equity Units Underwriting Agreement

Concurrently with the Common Stock Offering, on June 11, 2014, the Company entered into an Underwriting Agreement (the Equity Units Underwriting Agreement) with Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters (the Equity Units Underwriters) relating to the registered public offering and sale of 20,000,000 Equity Units (Equity Units) for an aggregate principal amount of $1.0 billion. On June 13, 2014, the Equity Units Underwriters exercised in full their option to purchase an additional 3,000,000 Equity Units pursuant to the Equity Units Underwriting Agreement.

The description of the Equity Units Underwriting Agreement set forth above is qualified in its entirety by reference to the Equity Units Underwriting Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.1	Common Stock Underwriting Agreement, date June 11, 2014, with Barclays Capital Inc. and Goldman, Sachs & Co, as representatives of the several underwriters

1.2	1.1.2	Corporate Units Underwriting Agreement, dated June 11, 2014, with Barclays Capital Inc. and Goldman, Sachs & Co, as representatives of the several underwriters

5.1	5.1.1	Opinion of Ballard Spahr LLP with respect to the Common Stock, dated June 17, 2014

5.2	5.1.2	Opinion of Ballard Spahr LLP with respect to the Equity Units, dated June 17, 2014

5.3	5.1.3	Opinion of Kirkland & Ellis LLP with respect to the Equity Units, dated June 17, 2014

8.1	8.1	Tax Opinion of Kirkland & Ellis LLP with respect to the Equity Units and the Common Stock, dated June 17, 2014

10.1	10.1	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC

10.2	10.2	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Goldman Sachs & Co.

10.3	10.3	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC

10.4	10.4	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Goldman Sachs & Co.

* * * * *

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements include: (a) any risk factors discussed in this Form 8-K; (b) those risk factors discussed in our 2013 Annual Report on Form 10-K in (1) ITEM 1A. Risk Factors, (2) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) ITEM 8; Financial Statements and Supplementary Data: Note 22; (c) Exelon’s First Quarter 2014 Quarterly Report on Form 10-Q in (1) Part II, Other Information, ITEM 1A. Risk Factors; (2) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) Part, I, Financial Information, ITEM 1. Financial Statement: Note 15; (d) the cautionary statements regarding the proposed merger with PEPCO Holdings, Inc. included in Exelon’s Current Reports on Form 8-K regarding the transaction filed on April 30, 2014; and (e) other factors discussed herein and in other filings with the SEC by Exelon, as applicable. You are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Form 8-K or, as the case may be, as of the date on which we make any subsequent forward-looking statement that is deemed incorporated by reference. We do not undertake any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date as of which any such forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer
Exelon Corporation

June 17, 2014

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.1	Common Stock Underwriting Agreement, date June 11, 2014, with Barclays Capital Inc. and Goldman, Sachs & Co, as representatives of the several underwriters

1.2	1.1.2	Corporate Units Underwriting Agreement, dated June 11, 2014, with Barclays Capital Inc. and Goldman, Sachs & Co, as representatives of the several underwriters

5.1	5.1.1	Opinion of Ballard Spahr LLP with respect to the Common Stock, dated June 17, 2014

5.2	5.1.2	Opinion of Ballard Spahr LLP with respect to the Equity Units, dated June 17, 2014

5.3	5.1.3	Opinion of Kirkland & Ellis LLP with respect to the Equity Units, dated June 17, 2014

8.1	8.1	Tax Opinion of Kirkland & Ellis LLP with respect to the Equity Units and the Common Stock, dated June 17, 2014

10.1	10.1	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC

10.2	10.2	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Goldman Sachs & Co.

10.3	10.3	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC

10.4	10.4	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Goldman Sachs & Co.